AMENDMENT TO CREDIT AGREEMENT
This AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), effective as of December 1, 2024, by and among DAKTRONICS, INC., a Delaware corporation ("Company"), as a Borrower, the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, "Administrative Agent").
W I T N E S S E T H:
WHEREAS, the Company, the other Loan Parties party thereto, the Lenders party thereto from time to time and the Administrative Agent are parties to that certain Credit Agreement dated as of May 11, 2023 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement); and
WHEREAS, the Company has requested that Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects as more particularly set forth herein;
NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendment to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below, and in reliance on the representations set forth in Section 5 below, the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended to insert the following new defined term in its appropriate alphabetical order:
"Specified Share Repurchases" means the Restricted Payments consisting of repurchases of Equity Interests of the Company and made by the Company during the period of December 2024 through December 2025 in an aggregate amount not to exceed $50,000,000.
(b)Section 1.01 of the Credit Agreement is hereby amended to amend and restate the defined term "Fixed Charges" in its entirety as follows:
    "Fixed Charges" means, for any period, without duplication, cash Interest Expense, plus mandatory prepayments (other than prepayments of the Revolving Loans or any prepayment in connection with a refinancing of Indebtedness) and scheduled principal payments on Indebtedness actually made, plus Restricted Payments (other than Specified Share Repurchases) paid in cash, plus Capital Lease Obligation payments, plus cash contributions to any Plan, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.
2.Continuing Effect. Except as expressly set forth in Section 1 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

3.Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that this Amendment, the Credit Agreement, and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby acknowledges and agrees that, except as expressly set forth herein, (a) this Amendment in no way acts as a release, termination, discharge or relinquishment of any Lien or security interest of any Agent on any Collateral, and (b) all Liens and other security interests securing payment of the Secured Obligations are hereby ratified, confirmed and continued by such Loan Party in all respects. Each Loan Guarantor hereby approves of and consents to this Amendment, agrees that its obligations under the Loan Guaranty shall not be diminished as a result of the execution of this Amendment, and confirms that the Loan Guaranty is in full force and effect.
4.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent consummation of each of the following conditions:
(a)Administrative Agent's receipt of a fully executed copy of this Amendment executed by Company, each other Loan Party and each Lender; and
(b)after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing both immediately before and after giving effect to this Amendment.
Administrative Agent shall notify the Company and the Lenders party hereto of the effectiveness of this Amendment, and such notice shall be conclusive and binding.
5.Representations and Warranties. To induce Administrative Agent and the Lenders to enter into this Amendment, each Borrower and each Loan Party represents and warrants to Administrative Agent and the Lenders that:
(a)the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or other legal entity action on the part of each Borrower and each other Loan Party, and has been duly executed and delivered by each such Borrower and each such other Loan Party;
(b)this Amendment constitutes the legal, valid and binding obligation of each Borrower and each other Loan Party and is enforceable against each such Borrower and each such other Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity;
(c)each of the representations and warranties of each Borrower and each other Loan Party set forth in the Credit Agreement or in any other Loan Document are true and correct in all material respects with the same force and effect as if each of such representations and warranties had been made by each such Borrower and each other Loan Party on the date hereof (except that (i) any such representation or warranty which relates to a specified prior date, shall be true and correct in all material respects as of such prior date and (ii) any such representation or warranty that is subject to a materiality qualifier shall be true and correct in all respects); and
(d)after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
6.Cost and Expenses. Each Borrower agrees to pay promptly after receipt of written demand therefor from Administrative Agent all outstanding fees, costs and expenses of Administrative Agent in connection with the preparation, negotiation, execution, delivery and administration of the Credit Agreement and each other Loan Document, including without limitation this Amendment, and all other instruments or documents provided for therein or herein or delivered or to be delivered hereunder or thereunder in connection herewith or therewith, in each case to the extent required by Section 9.03 of the Credit Agreement.

7.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
8.References. This Amendment constitutes a "Loan Document" under the Credit Agreement. Any reference to the Credit Agreement contained in any document, instrument or Loan Document executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement.
9.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Receipt by telecopy or electronic mail of any executed signature page to this Amendment shall constitute effective delivery of such signature page.
10.Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.
11.Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois, but giving effect to federal laws applicable to national banks. Each party hereto hereby acknowledges and agrees that the provisions of Section 9.09 and 9.10 of the Credit Agreement apply to this Amendment and are incorporated herein by this reference, mutatis mutandis.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

BORROWER: DAKTRONICS, INC., as a Borrower By /s/ Howard Atkins Name: Howard Atkins Title: CFO
OTHER LOAN PARTIES: DAKTRONICS INSTALLATION, INC. By /s/ Howard Atkins Name: Howard Atkins Title: CFO

Signature Page to Amendment to Credit Agreement

AGENTS AND LENDERS: JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and as a Lender By /s/ Zachary Borta Name: Zachary Borta Title: Authorized Officer
Signature Page to Amendment to Credit Agreement